UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 11, 2019 (September 16, 2019)

AMERICAN BATTERY METALS CORPORATION

(Exact name of Registrant as specified in its charter)

Nevada	000-55088	33-1227980
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification Number)

930 Tahoe Blvd., Suite 802-16

Incline Village, NV 89451

(Address of principal executive offices)

Tel: (775) 473-4744

(Registrant’s Telephone Number)

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Company under any of the following provisions:

[   ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[   ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[   ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[   ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). [   ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [   ]

Item 1.01. Entry into a Material Definitive Agreement.

On September 16, 2019, American Battery Metals Corporation (the “Company”) entered into an Employment Agreement (the “Agreement”) with Ryan Melsert (“Melsert”). Melsert will develop and manage the Company’s battery metal recycling and extraction division and provide other technical services. The term of the Agreement is three years but it may be terminated earlier as set forth in the Agreement. On October 4, 2019, the Company appointed Melsert as Chief Technology Officer without any additional consideration to Melsert.

Melsert is the recent former R&D Manager for Tesla's Gigafactory Battery Materials Processing group. He founded and led this cross-functional team of mechanical and chemical engineers who implemented first principles design to develop novel first-of-kind systems for the extraction, purification, and synthesis of precursor and active battery materials. This development scope included the fundamental conceptual design, rigorous thermodynamic and process modeling, design and fabrication of bench-scale prototypes, construction and operation of integrated pilot systems, and implementation of commercial scale systems for the processing of battery materials.

Pursuant to the Agreement, Melsert is entitled to receive cash compensation of $200,000 per year. In addition, Melsert shall be entitled to receive bonus compensation up to $200,000 if certain milestones are met. In consideration for entering into the Agreement, Melsert received a one-time grant of 3,660,000 restricted shares of common stock. This grant is conditioned on Melsert’s continued employment with the Company through September 15, 2020. Melsert shall also be entitled to receive up to 2,000,000 common shares as bonus compensation if certain milestones are achieved.

The foregoing description of the Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Agreement, which is attached as Exhibit 10.1 to this Current Report on Form 8-K and incorporated in this Item 1.01.

Item 3.02 Unregistered Sales of Equity Securities.

Reference is made to the disclosure set forth under Item 1.01 above, which disclosure is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description
10.1	Agreement of Ryan Melsert dated September 16, 2019

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERICAN BATTERY METALS CORPORATION
Date: October 11, 2019
/s/ Douglas Cole
Douglas Cole
Chief Executive Officer